Repositioning for Global Growth Exhibit 99.2

This presentation contains statements that we believe are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements generally can be identified by the use of words such as  “may,” “will,” “expect,”
“intend,” “estimate,” “anticipate,” “believe,” “continue,” “guidance”, or words of similar meaning.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this release.  Actual results may differ materially from those expressed or implied in such statements.  Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals from government or regulatory agencies (including the terms of such approvals); and the risk that a condition to closing of the sale may not be satisfied.
Factors that could cause such a variance include the following:  significant volatility in raw material prices; competitive pressures on the company’s businesses; inability to implement pricing actions; negative impact of future pension contributions on the company’s cash flow; instability in the company’s electric motor and water products markets; further weakening in housing construction; further weakening in commercial construction;
timing of any recoveries in housing or commercial construction; a slowdown in the Chinese economy; further adverse changes in customer liquidity and general economic and capital market conditions; the impact of acquisition accounting or Non-GAAP financial measures on the company’s financial statements; difficulties integrating the water treatment acquisition or the North American tankless water heater joint venture; difficulties in realizing future growth and profit expectations for the water treatment acquisition or the North American tankless water heater venture and potential negative impacts on the company that the flooding of its Ashland City, Tenn., water heater manufacturing plant may have.
Forward-looking statements included in this press release are made only as of the date of this presentation, and the company is under no obligation to update these statements to reflect subsequent events or circumstances.  All subsequent written and oral forward-looking statements attributed to the company, or persons acting on its behalf, are qualified entirely by these cautionary statements. This presentation contains certain non-GAAP financial measures as that term is defined by the SEC.  Non-GAAP financial measures are generally identified by
“Adjusted” (Adj.), “Non-GAAP” or “Before Restructuring”.
Forward Looking Statements

Two – Step Transformation Step 1: Sale of Electric Motor Business to Regal Beloit Step 2: Build a Globally Diversified Company

Why Sell? Why Now?
• Motor industry continues to consolidate manifesting in
several interested global buyers presenting compelling
offers
• Remaking of profitable motor business complete
• Regal Beloit and A. O. Smith motor combination
provides scale and new energy efficient technologies
to succeed in globally competitive industry
• Proceeds fund company transformation through high-
growth, high-margin acquisitions

Step 1: Sale of Motor Segment to Regal Beloit

Transaction Highlights
Regal Beloit made the best offer for our shareholders,
customers and employees in a competitive bid process
with several contenders
• Total consideration: $875 million ($700 million in cash
and approximately $175 million in stock)
• Over 8 times 2010E EBITDA
• Approved by both boards of directors
• Closing expected in first half of 2011

AOS Motor Segment
• $690 million in revenue (2010 E)
• End markets based on 2009 revenue:
• 7,800 employees
• 20 manufacturing plants
• Headquarters in Tipp City, OH
China/Asia
9%
General
Industries
10%
Distribution
23%
Pump
16%
HVAC&R
17%
Hermetic
25%

Use of Proceeds Cash Proceeds Pay down Debt Taxes Cash Remaining Stock Consideration (approximately) $ 700 million $(145) million $(165) million $ 390 million $ 175 million

Step 2: Build a Globally Diversified Company

Acquisition Strategy: Leverage Core
Competencies
•
Acquisitions will achieve ROIC hurdle within two years
World class global manufacturing and
engineering platform
Leading distribution relationships in North
America and Asia
Premium brand equity in Asia

Hierarchy of Global Water Needs

Aesthetics
soft, carbonated, flavored
Sustainability
water recycling, bottled alternati
Taste/Convenience
Filtration, Bottled water, POU
Security, Health, Hygiene
Chlorination, Heating/Boiling, Point of Entry
Access
Infrastructure, Home Plumbing
Availability
Desalinization, Well drilling, Pumping, Point-of-Egress
Economic development, Customer Income
North America
W. Europe
(Custom Water)
China, Eastern
Europe, India
(Water Quality/Health)
Africa,
Middle East,
(Water Scarcity)

Source: AO Smith/MBK/2008

Mega Trend One

Figure 14. Shares of world energy consumption in the United States, China, and India, 1990-2035
percent of world total
History
Projections
United States
China
India
0
5
10
15
20
25
30
1990
1995
2000
2007
2015
2020
2025
2030
2035

AOSmith

Mega Trend Two

Mega Trend Three
Average Annual Forecasted 2010 – 2015 GDP Growth
Source:  US EIA website,  International Monetary Fund, World Economic Outlook Database,
October 2010
3.3%
4.0%
4.2%
4.3%
4.4%
4.5%
4.5%
4.7%
8.4%
9.7%
Australia
Poland
Russia
Saudi Arabia
Mexico
Korea
Turkey
Brazil
India
China

Answers to your Questions